UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Salomon Brothers Capital and Income Fund Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

125 BROAD STREET NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 13, 2006

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Salomon Brothers Capital and Income Fund Inc. (the “Fund”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York, on Monday, February 27, 2006 at 3:00 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1.	The election of Directors (Proposal 1); and

2.	Any other business that may properly come before the Meeting.

The close of business on December 29, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

125 BROAD STREET NEW YORK, NEW YORK 10004

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Capital and Income Fund Inc. (the “Fund”) of proxies to be used at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York, on Monday, February 27, 2006 at 3:00 p.m., Eastern Standard Time (and at any adjournment or adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 13, 2006. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on December 29, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On December 29, 2005, there were 32,956,663 shares of the Fund’s common stock outstanding.

In accordance with the Fund’s By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund’s common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Salomon Brothers Asset Management Inc (“SBAM”), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund’s investment adviser and administrator and is an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

PROPOSAL 1:

ELECTION OF DIRECTORS

In accordance with the Fund’s Charter, the Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2009 or thereafter when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund’s Board of Directors and has indicated that they will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Class I Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class I Directors until the 2009 Annual Meeting of Stockholders
Non-Interested Director Nominees

Carol L. Colman Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Ave. New Rochelle, NY 10804 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2003	Formerly, Associate General Counsel, Pfizer, Inc.	34	None

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Class II Directors serving until the 2007 Annual Meeting of Stockholders
Non-Interested Directors

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2003	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting), formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Director of Associated Banc-Corp.
Interested Director

R. Jay Gerken, CFA* Legg Mason, Inc. (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth year: 1951	Chairman, President, CEO and Director	Since 2003	Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC, and Citi Fund Management Inc. (CFM); President and Chief Executive Officer of certain mutual funds associated with Citigroup; formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman of the Board, Trustee and Director of 171 funds in the Citigroup fund complex.	171	None

*	Mr. Gerken is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because he is a Managing Director of SBAM, the Fund’s investment adviser.

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Class III Directors serving until the 2008 Annual Meeting of Stockholders
Non-Interested Directors

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2003	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	34	Director of two registered investment companies advised by Blackstone Advisors

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of June 30, 2005:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
Non-Interested Directors/Nominees
Carol L. Colman	A	E
Daniel P. Cronin	D	E
Leslie H. Gelb	A	A
William R. Hutchinson	A	E
Dr. Riordan Roett	A	C
Jeswald W. Salacuse	B	C
Interested Director
R. Jay Gerken	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)	Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

No Director or nominee for election as Director who is not an “interested person” of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund’s knowledge, had any interest in SBAM, the Fund’s investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of June 30, 2005.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund’s independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended October 31, 2005, the Board of Directors held four regular meetings and four special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders. Mr. Gerken attended the Fund’s 2005 Annual Meeting of Stockholders.

The Directors review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund’s management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund’s stockholders.

At December 29, 2005, the Nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund’s common stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund’s common stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 32,050,914 shares, equal to approximately 97% of the Fund’s outstanding shares.

The Fund’s executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund’s Chairman, President and CEO, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Mark McCallister, CFA Legg Mason 399 Park Avenue New York, NY 10022 Birth year: 1962	Executive Vice President	Since 2003	Managing Director of SBAM; Officer of certain mutual funds associated with Legg Mason.

Michael Sedoy, CFA Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2005	Managing Director of SBAM; Officer of certain mutual funds associated with Legg Mason.

James E. Craige, CFA Legg Mason 399 Park Avenue New York, NY 10022 Birth year: 1967	Executive Vice President	Since 2003	Managing Director of SBAM; Officer of certain mutual funds associated with Legg Mason.

Roger M. Lavan, CFA Legg Mason 399 Park Avenue New York, NY 10022 Birth year: 1963	Executive Vice President	Since 2003	Managing Director of SBAM; Officer of certain mutual funds associated with Legg Mason.

Beth A. Semmel Legg Mason 399 Park Avenue New York, NY 10022 Birth year: 1960	Executive Vice President	Since 2003	Managing Director of SBAM; Officer of certain mutual funds associated with Legg Mason.

Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Senior Vice President and Chief Administrative Officer of mutual funds associated with Legg Mason; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000).

Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Treasurer and Chief Financial Officer Controller	Since 2004 Since 2003	Treasurer of certain mutual funds associated with Legg Mason.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years

Wendy Setnicka Legg Mason 125 Broad Street, New York, NY 10004 Birth year: 1964	Controller	Since 2004	Assistant Vice President of CGM (from 2001 to 2003); Controller since 2004; an Assistant Controller (from 2002 to 2004) of certain mutual funds associated with Legg Mason; Accounting Manager with CGM from 1998 to 2002.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason.

Andrew Beagley Legg Mason 399 Park Avenue New York, NY 10022 Birth year: 1962	Chief Compliance Officer	Since 2004	Compliance Officer; Chief Compliance Officer and Vice President of certain mutual funds associated with Legg Mason; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management from 1999 to 2000.

The Fund’s Audit Committee is composed of all Directors who have been determined not to be “interested persons” of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm. This Committee met six times during the fiscal year ended October 31, 2005. The Fund’s Board of Directors adopted an Audit Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex A.

The Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett. Only Directors who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during the Fund’s fiscal year ended October 31, 2005. The Fund’s Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on December 21, 2005, the Audit Committee reports that it has: (i) reviewed and discussed the Fund’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by the Fund’s Board, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended October 31, 2005.

Submitted by the Audit Committee of the Fund’s Board of Directors

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Dr. Riordan Roett

Jeswald W. Salacuse

December 21, 2005

Additional Matters

Special Shareholder Notice

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Compensation

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended October 31, 2005 and the total compensation paid to each Director during the calendar year ended December 31, 2004. Certain of the Directors listed below are members of the Fund’s Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by SBAM. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2005 by the Fund to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 10/31/05	Total Compensation from the Fund and Fund Complex(A) for Calendar Year Ended 12/31/04
		Directorships(B)
Carol L. Colman	$11,569	$274,250	(37)
Daniel P. Cronin	$8,617	$171,950	(34)
Leslie H. Gelb	$8,117	$157,050	(34)
William R. Hutchinson	$8,117	$338,000	(44)
Dr. Riordan Roett	$8,217	$199,000	(34)
Jeswald W. Salacuse	$8,117	$190,550	(34)

(A)	Fund Complex means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.
(B)	The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than 10% of the Fund’s common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that for the fiscal year ended October 31, 2005, all relevant persons have complied with applicable filing requirements.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund’s common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

The Directors, including the Directors who are not “Interested Persons,” unanimously recommend that the stockholders vote “FOR” the nominees for Director.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees.    Effective June 17, 2005 PricewaterhouseCoopers LLP (“PwC”) resigned as the Fund’s principal accountant (the “Auditor”). The Fund’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Fund’s new principal accountant for the fiscal year ended October 31, 2005. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Period”) for professional services rendered by PwC for the audit of the Fund’s annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $72,000 in 2004 and $53,000 in 2005. KPMG has not billed the Registrant for professional services rendered as of October 31, 2005.

Audit Related Fees.    The aggregate fees billed by KPMG and PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended October 31, 2004 were $0 and $0 in October 31, 2005.

In addition, there were no Audit Related Fees billed in the year ended October 31, 2005 for assurance and related services by KPMG or PwC, respectively, to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31, 2005 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees.    The aggregate fees billed by KPMG and PwC for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analysis planning, rendered by KPMG or PwC, respectively, to the Fund for the fiscal years ended October 31, 2004 were $5,900 and October 31, 2005 were $0 for PwC. As of October 31, 2005 KPMG has not billed the Fund for any tax services rendered.

There were no fees billed by KPMG or PwC to the Service Affiliates for tax services for the period May 6, 2003 through October 31, 2005 that were required to be approved by the Fund’s Audit Committee.

All Other Fees.    There were no other fees billed for other non-audit services rendered by KPMG or PwC to the Fund for the fiscal year ended October 31, 2004.

All other fees billed by PwC to the Service Affiliates for other non-audit services for the period ended October 31, 2005 that were required to be approved by the Fund’s Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various CAM entities, a profitability review of SBAM, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $1.3 million, all of which were pre-approved by the Audit Committee. KPMG received no other fees for non-audit services to the Service Affiliates.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended October 31, 2004 and October 31, 2005; Tax Fees were 100% and 100% for the years ended October 31, 2004 and October 31, 2005; and for Other Fees paid were 100% for the Reporting Period.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG and PwC for services rendered to the Fund for both the fiscal years ended October 31, 2004 and October 31, 2005 was $0. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended October 31, 2004 and October 31, 2005 was $6.4 million and $2.7 million, respectively. The aggregate non-audit fees billed by KPMG for services rendered to the Service Affiliates for the fiscal years ending October 31, 2004 and October 31, 2005 was $75,000 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC’s and KPMG’s independence. All services provided by PwC or KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2007 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than September 15, 2006. Any stockholder who desires to bring a proposal at the Fund’s 2007 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Capital and Income Fund Inc., 300 First Stamford Place, Stamford, CT 06902) during the period from December 4, 2006 to January 2, 2007. However, if the Fund’s 2007 Annual Meeting of Stockholders is held earlier than January 29, 2007 or later than April 27, 2007, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2007 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2007 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2007 Annual Meeting of Stockholders.

The Fund’s Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

399 Park Avenue, 4th floor

New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund’s Audit Committee Chair may be contacted at:

Salomon Brothers Capital and Income Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

OTHER INFORMATION

The Fund’s Annual Report containing financial statements for the fiscal year ended October 31, 2005 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of these documents or to determine how to request a single copy if multiple copies of the document are received, shareholders should contact the Fund at the address and phone number set forth above.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

January 13, 2006

ANNEX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF JANUARY 20, 2004

Establishment and Purpose

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund’s independent auditors and (iv) the performance of the Fund’s internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

Duties and Responsibilities

The Fund’s independent auditors are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

5.	Review, in consultation with the independent auditors, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.	Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management’s response, including a discussion with the independent

[1]	The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval	by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

9.	Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.	For each closed-end Fund, obtain and review a report by the Fund’s independent auditors describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent auditor and the Fund.

12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent auditors.

14.	For each closed-end Fund, discuss with management and the Fund’s independent auditors the Fund’s audited and discuss with management the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

Composition

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange’s Listed Company Manual or as set forth in the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent auditors outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

As of October 22, 2004

Salomon Brothers Series Funds Inc (SFS)

Salomon Brothers Institutional Series Funds Inc (ISFS)

Salomon Brothers Variable Series Funds Inc (VSFS)

Salomon Brothers Capital and Income Fund Inc. (SCD)*

Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)*

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)*

Salomon Brothers Emerging Markets Income Fund Inc. (EMD)*

Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)*

Salomon Brothers Global High Income Fund Inc. (EHI)*

Salomon Brothers Global Partners Income Fund Inc. (GDF)*

Salomon Brothers High Income Fund Inc. (HIF)*

Salomon Brothers High Income Fund II Inc. (HIX)*

Salomon Brothers Inflation Management Fund Inc. (IMF)*

Salomon Brothers Municipal Partners Fund Inc. (MNP)*

Salomon Brothers Municipal Partners Fund II Inc. (MPT)*

Salomon Brothers Variable Rate Strategic Fund Inc (GFY)*

Salomon Brothers Worldwide Income Fund Inc. (SBW)*

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)*

•	Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

Appendix A

As of October 22, 2004

Salomon Brothers Series Funds Inc (SFS)

Salomon Brothers Institutional Series Funds Inc (ISFS)

Salomon Brothers Variable Series Funds Inc (VSFS)

Salomon Brothers Capital and Income Fund Inc. (SCD)

Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

Salomon Brothers Global High Income Fund Inc. (EHI)

Salomon Brothers Global Partners Income Fund Inc. (GDF)

Salomon Brothers High Income Fund Inc. (HIF)

Salomon Brothers High Income Fund II Inc. (HIX)

Salomon Brothers Inflation Management Fund Inc. (IMF)

Salomon Brothers Municipal Partners Fund Inc. (MNP)

Salomon Brothers Municipal Partners Fund II Inc. (MPT)

Salomon Brothers Variable Rate Strategic Fund Inc. (GFY)

Salomon Brothers Worldwide Income Fund Inc. (SBW)

Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

ANNUAL MEETING OF STOCKHOLDERS OF

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

February 27, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: Class I to serve until the 2009 Annual Meeting of Stockholders.

` FOR ALL NOMINEES

` WITHHOLD AUTHORITY FOR ALL NOMINEES

` FOR ALL EXCEPT (See instructions below)

NOMINEES:

` Carol L. Colman

` Daniel P. Cronin

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

2. Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

Please check the box to the right if you will be attending the Meeting. ☒

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M. Nelson and William J. Renahan and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Capital and Income Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 153 East 53rd Street, 14th Floor, New York, New York on February 27, 2006, at 3:00 p.m., Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the Proxy Statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)